UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 25, 2005


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


FLORIDA                                 000-30932               98-0346454
-------                                 ---------               ----------
(STATE OR OTHER JURISDICTION)    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
OF INCORPORATION)                                              IDENTIFICATION)


                       132 PENN AVENUE, TELFORD, PA 18969

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 721-2188
                                                           --------------


                                       N/A

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))





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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Effective April 25, 2005, the Company's wholly owned subsidiary ESW America, Inc. terminated Arthur V. Conover as controller. Mr. Conover was an employee at will of ESW America.


                                            SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ENVIRONMENTAL SOLUTIONS WORLWIDE, INC.

Date: April 29, 2005

                                     By:/S/ DAVID J. JOHNSON
                                        ----------------------------------------
                                          David J. Johnson, Chief Executive
                                          Officer, President and Acting Chief
                                          Financial Officer